Exhibit 99

US Bancorp Piper Jaffray

Health Care Conference

January 28, 2004

Laurie Brlas, STERIS Senior VP and CFO

Forward-Looking Statements

Except for historical information discussed, today’s presentation includes forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the Company’s latest SEC Filings on Forms 10-K and

10-Q and in its earnings release dated January 22, 2004. Further, these forward-looking statements speak only as of this date January 28, 2004. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

STERIS’s Path to Growth

INITIAL GROWTH ACQUISITIONS REORGANIZATION

1987 Start up

STERIS 1995

STERIS 2000

STERIS Today

Leader in Technologies to

Control Infection and

Contamination

Positioned For Growth

Sales by Business Segment

Fiscal Year Ended March 31, 2003 (Dollars in millions)

HEALTHCARE ($697) 72%

LIFE SCIENCES ($195) 20%

STERIS ISOMEDIX SERVICES ($79) 8%

Key Industries Served

HEALTHCARE

> Surgical Support

> Sterile Processing

> Applied Infection Control

LIFE SCIENCES

> Pharmaceutical Production

> Research

> Defense and Industrial

STERIS ISOMEDIX SERVICES (CONTRACT STERILIZATION)

Investment Considerations

Investment Considerations

> A technology leader

> Diversified and recurring revenue stream

> Strong competitive positions

> Strong financial and operating platform

> Improving market dynamics

A Technology Leader

Broad based

technologies…

Delivered through capital equipment

chemistries and services…

Make STERIS a leader

Diversified and Recurring Revenue Stream

Capital equipment drives… Consumables… and Services…

52% of fiscal 2003 revenues were higher margin,

recurring consumables and services

STERIS has the unique ability to offer a custom solution for a variety of customers, industries and geographies

Strong Competitive Positions

> Leading supplier of sterilization and surgical support products to U.S.

healthcare facilities

> Leading position in contract sterilization for medical technology manufacturers and other industries

> Leading supplier of equipment and chemistries to biopharmaceutical companies for research and production facilities

> STERIS has the broadest range of infection control technologies,

products and services in the world

> STERIS has the unique capability to offer custom solutions to a variety of industries

A Strong Financial and Operating Platform

> Consistent revenue and earnings growth

> Low level of debt

> Strong free cash flow

> Efficient operations

Improving Market Dynamics

> Aging population is driving demand for healthcare services and pharmaceuticals

> Increased spending by hospitals is leading to expansion and upgrading of facilities

> Ongoing investment in drug production is driving manufacturing capacity and research facilities

> Global awareness of infection control is growing

Strategic Direction

Sources of Growth

Earnings Power

EXTERNAL

Improving market dynamics

and growing awareness of the

need for infection control

INTERNAL

Strategic Actions to Drive

Growth and Financials

Our Growth Strategy

Enhance our revenue stream by continuing to

diversify by product, service, market and geography

> Increase recurring revenues

> Leverage our channel

> Introduce new technologies

> Adapt our technologies

> Expand internationally

Increase Recurring Revenues

> Large revenue opportunity in our own installed base

> Capture consumable opportunity

> Aggressively grow service

> New capital equipment products will have an associated proprietary consumable

> Greater penetration of chemistries in Life Sciences

Chemistry in Life Sciences—New One Solution RTU

> Ready-to-Use chemistry designed to replace concentrate

chemistries that require dilution and transfer

> Eliminates processing steps and contamination risk

> Reduces labor cost

> Expands STERIS’s chemistry offering in Life Sciences

Leverage Our Channel in Healthcare

> Presence in every U.S. hospital

> Sales force of 250 people

> Service force of 1,000

> New products, alliances, acquisitions

Introduce New Technologies

> R&D spending to approximate $30 million in fiscal 2004

> Focused new product development effort

> Areas of focus include projects for new industries and new sterilization technologies

> VHP® technology advancement into new product uses

> Prion Decontamination

> Segmented sterile processing offering

> Key new products for general infection control and surgical support

New Product—Reliance® Endoscope Processing System

> Submitted to FDA for 510k Approval

> Available for sale in Europe

> Registration pending in Canada and Australia

> STERIS’ first high level disinfection system for flexible

endoscopes in GI Suite

> Can process two instruments simultaneously

> Addresses key market needs in GI suite

> Integrated capital and proprietary consumable

Adapt Our Technologies

CURRENT

Exploring new applications

related to Anthrax

contamination

Joint research on defense

applications for biological

and chemical warfare

Joint research in space

applications

FUTURE POSSIBILITIES

Transportation

Hotel and building

decontamination

Food and beverage

packaging

Medical Device Sterilization

Adapt Our Technologies – Key Application

> Decontamination of State Department building SA32 mail processing facility.

> Used STERIS proprietary technology, equipment and expertise

> First validated process for treating anthrax contaminated buildings

International Expansion Opportunities

Third Quarter Fiscal 2004

REVENUE MIX BY GEOGRAPHY

United States

78%

International

22%

> Market size is equivalent to

U.S.

> Focused on key European

markets

> Acquisitions to play strategic

role

> Leading-edge technologies

Recent Results and Outlook

Net Quarterly Revenues

dollars in millions

12% Growth in Fiscal 2004

Third Quarter

$300

$250

$200

$150

$100

$50

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

FY2001 FY2002 FY2003 FY2004

Quarterly Diluted Earnings Per Share

26% Growth in Fiscal 2004

Third Quarter

$ 0.40

$ 0.35

$ 0.30

$ 0.25

$ 0.20

$ 0.15

$ 0.10

$ 0.05

$ 0.00 *

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

FY2001 FY2002 FY2003 FY2004

*A charge in the fourth quarter of fiscal 2001 resulted in a loss of $0.24 per share

Outlook

Fiscal 2004 ending March 31, 2004

> Approximately 12% revenue growth

> Earnings approximately $1.33 to $1.35 per diluted share

Fiscal 2005 ending March 31, 2005

> Approximately 9% Revenue Growth

> Earnings approximately $1.50 per diluted share

Summary

> A technology leader with strong competitive positions

> Diversified and recurring revenue stream

> Improving market dynamics

> Financial flexibility

> Bright future